© 2022 AtriCure, Inc. All rights reserved. AtriCure Investor Presentation Creating a World Class Afib Platform

This presentation and oral statements made in connection with this presentation contain “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. Forward-looking statements address, among other things, AtriCure’s expected market opportunity, future business, financial performance, financial condition, and results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “opportunity,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates, projections or expectations reflected or contained in the forward-looking statements as a result of various risk factors. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. These risks, uncertainties and other factors include, but are not limited to, those identified at http://www.atricure.com/forward-looking-statements and/or described in AtriCure’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections thereof, as filed with the U.S. Securities and Exchange Commission and available at http://www.sec.gov. With respect to all forward-looking statements, AtriCure claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made. AtriCure undertakes no obligation, and does not expect, to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2022 AtriCure, Inc. All rights reserved. Forward Looking Statements 2

© 2022 AtriCure, Inc. All rights reserved. Large Markets Addressing an underserved and growing patient population Strong Portfolio Existing products and solutions driving consistent growth Bright Future Novel therapies supported by growing body of clinical evidence 3 We are passionately focused on reducing the global Afib epidemic and healing the lives of those affected

Afib: a Serious Problem Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 33 million people worldwide.1 Approximately 1.2 million Afib diagnoses annually in the US.2 1 in 4 adults over 40 will develop Afib in their lifetime.3 © 2022 AtriCure, Inc. All rights reserved. Risk of Stroke4 Greater risk of all cause Mortality6 Higher risk of Heart Failure5 5x >5x 46% 4

Significant Global Market Opportunity © 2022 AtriCure, Inc. All rights reserved. US market opportunity $3B+ annually 5 International market opportunity $2B+ annually International Market Focus • Penetration of large markets first • Expand product availability • Improve market access via reimbursement • Continued build of dedicated sales and training expertise US Market Focus • Continued build of dedicated sales and training expertise • Clinical data supporting multiple label expansions • New product development • Enhanced reimbursement Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail.

Two Distinct Patient Profiles

Referring Physician: GP, Cardiologist

STRUCTURAL HEART ISSUE

Surgery required – Afib corrected at same time (Valve, CABG)

GUIDELINES[7]

Surgical Ablation is RECOMMENDED
LAA management is REASONABLE

Concomitant Open Procedures

(Ablation/LAAM)



NO STRUCTURAL ISSUE

Afib is primary concern

Medicine is effective	Intervention is better choice

Paroxysmal (occasional) → Persistent | Long-Standing Persistent

Standalone Hybrid Procedures

(Ablation/LAAM)

Catheter often first line of treatment



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AtriCure

$350M Pain Management Procedures (Ablation) $2B+ and growing Standalone Hybrid Procedures (Ablation/LAAM) $700-800M Concomitant Open Procedures (Ablation/LAAM) US Market Opportunity © 2022 AtriCure, Inc. All rights reserved. Medicine is effective 7 Steady Growth in penetration of Cardiac Surgery Market • Estimated 300,000 total patients (Afib, non-Afib) annually with structural heart issue • Only PMA product for the concomitant surgical treatment of Afib Boosting Growth via adjacent new market Estimated 140,000 thoracic patients annually Expansive Growth from development of Standalone Afib Market Vastly underpenetrated market with 10-15% estimated annual market expansion • Addressable market is more than 3 million patients; less than 1% treated today − 25,000 long-standing persistent patients treated by catheter ablation only today • Multiple approaches to treatment − Hybrid Convergent + AtriClip®, DEEP Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail.

AtriCure: A Decade of Progress

Differentiated portfolio of solutions built from continuous innovation and strong clinical evidence, supported by robust training and education.

2011

Isolator Synergy Ablation System approved by FDA for treatment of persistent or long-standing persistent Afib concomitant to open heart procedures... the first medical device to receive FDA approval for the treatment of persistent Afib

Impacting more than 300,000 patients worldwide.

- Maze IV Training Program initiated; Advanced Ablation Courses later endorsed by the Society of Thoracic Surgeons (STS)
- Continued innovation in AtriClip platform with FLEX, PRO2 and V-Clip devices for open heart and minimally invasive procedures
- Changes in clinical practice guidelines recommend Afib ablation treatment and state management of LAA reasonable
- Expansion of AtriClip labeling with electrical isolation of LAA
- Completed three acquisitions, moving into EP space with minimally invasive therapies
- Entered pain management market with release of cryoSPHERE® probe and dedicated commercial team

2021

EPi-Sense® Guided Coagulation System approved by FDA for treatment of long-standing persistent Afib

Expanded labeling for Cryo Nerve Block Therapy in adolescents

510k clearance of ENCOMPASS® clamp

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Standalone Hybrid Procedures Pain Management Concomitant Open Procedures © 2022 AtriCure, Inc. All rights reserved. 9 2022 Priorities: Driving Therapy Expansion Launch EnCompass clamp in U.S. Initiate clinical trial for LAAM in cardiac surgery Grow commercial team globally; continue awareness Train and Expand Hybrid AF Therapy: Adoption by new and existing accounts Addition of LAAM to procedures

CONVERGE: Long-standing Persistent Afib Patient Analysis

Freedom from AF/AFL/AT from 3-month blanking period through 12-months and 18-months



29% differential
~78% improvement
35% differential
>100% improvement
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
p = 0.022
p = 0.006
66%
37%
61%
26%
12-months
18-months
Convergent
Catheter Ablation

- Superior outcomes with hybrid Convergent procedure when compared to endocardial catheter ablation alone in patients with drug refractory long-standing persistent Afib
- Data for long-standing persistent patients in the trial demonstrated compelling efficacy and durability
- Improved EP lab efficiency demonstrated by reduction in endocardial ablation time as a result of adding epicardial ablation

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Benefits of the EPi-Sense System and Hybrid AF Therapy

Benefits based on 7-day continuous rhythm monitoring at 18-months post procedure



Epicardial:
Outside the heart

2

Endocardial:
Inside the heart

TRIGGER AREAS TARGETED
where atrial fibrillation begins

Emphasizes value of team-based approach for advanced AF treatment



12
11
1
10
2
3
4

≥90%

LESS TIME IN AF
For most patients at 1 year



Patients in the Hybrid AF Arm report feeling better, both physically + emotionally[8]



More than

2x AS EFFECTIVE AT STOPPING AA

(vs endocardial RF ablation alone)

Additive to endocardial catheter ablation



Patients are

2x MORE LIKELY TO NO LONGER NEED AF MEDICATION

(vs endocardial RF ablation alone)

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Commercial Strategy for the EPi-Sense System



TARGET	BUILD	LEVERAGE	EXPAND	AMPLIFY
Drive utilization with existing and new sites	Train and develop programs, build referral channel	Add AtriClip to Hybrid AF Therapy	Grow commercial + training teams, broaden internationally	Spread awareness of Hybrid AF Therapy to patients

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Innovative and Expanding Product Portfolio © 2022 AtriCure, Inc. All rights reserved. Ablation LAA Management EPI-SENSE® DEVICE ATRICLIP PRO•V® DEVICE ATRICLIP FLEX•V® DEVICE cryoICE® CRYOABLATION PROBE ISOLATOR® SYNERGY™ CLAMP ATRICLIP® FLEX DEVICE ATRICLIP PRO® DEVICE cryoSPHERE® CRYOABLATION PROBE ISOLATOR SYNERGY ENCOMPASS® CLAMP 13 Continuous innovation toward less invasive, simpler to use, and more efficient products

SPOTLIGHT: Cryo Nerve Block for Pain Management

Therapy Overview

- Temporarily stops transmission of pain signals coming from the chest wall during surgery
- Nerve "scaffolds" remain intact allowing axons to regenerate and restore nerve function over time
- Applicability in a wide variety of thoracic surgical approaches (thoracotomy, video-assisted, robotic) and procedures (resection, transplant, thoracoabdominal, surgical rib fixation, pectus repair)
- Can be an important tool in combatting the opioid epidemic – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure[9]


cryoICE

A new way to freeze out post-operative pain: cryotherapy for temporary pain relief in thoracic surgical procedures

HIGHLIGHTS

- cryoICE® probe made available for Cryo Nerve Block applications in 2015
- Dedicated commercial team established in 2019 and expanding
- Q1 2019 launch of cryoSPHERE probe
- Label expansion includes adolescent patients as young as 12 years of age
- ~8% of 2021 worldwide revenue, up from ~5% of 2020 worldwide revenue
- International launch begins in Europe in 2022
- Continuing to gather data to support evidence development for therapy

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AtriCure

SPOTLIGHT: Isolator Synergy EnCompass® Clamp



AtriCure
isolator

Product Overview

- FDA 510(k) clearance to ablate cardiac tissue during surgery
- Designed with same benefits of the AtriCure Isolator Synergy Clamps:
  - + Parallel closure
  - + Uniform pressure
  - + Synergy algorithm provides custom power
- Compatible with existing AtriCure RF generator

A simpler and faster approach to ablating the heart in open procedures

HIGHLIGHTS

- FDA 510(k) clearance in July 2021
- Limited initial release began 3Q 2021
- Broad commercial launch in U.S. in 2022
- Continue to drive penetration of cardiac surgery market

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Key Investments Driving Growth

AtriCure Pillars
Foundation of our past and strengthening our future

Innovation
Increasing pipeline to drive LAAM penetration and build MIS market

Clinical Science
Hybrid AF Therapy proven by CONVERGE trial: a complimentary and differentiated approach for advanced Afib… now focused on expansion of clinical data across franchises

Education
Significant investment in physician education, providing multiple training options

Aligning Expertise with Opportunity
Dedicated commercial and education teams

U.S. Cardiac
125 Sales and Clinical Specialists

U.S. Hybrid Therapies
41 Sales and Clinical Specialists

U.S. Cryo Nerve Block
29 Sales and Clinical Specialists

U.S. Sales Leadership
23 Area Directors across our specialized teams

U.S. Education
Over 40 Physician + Field Supporting Roles

International
Over 50 Sales and Education Professionals

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History of Strong Growth



$330
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$-
Revenue ($ Millions)
5-Year historical organic Revenue CAGR ~15% growth
COVID19 IMPACT
2015
2016
2017
2018
2019
2020
2021*
2022**
U.S. Open Ablation
U.S. CryoSPHERE
U.S. MIS Ablation
U.S. LAAM
U.S. Valve
International

2022 Revenue Guidance

Accelerating Growth (15-20% YoY)
$315-330M worldwide revenue

History of Consistent Revenue Growth pre-COVID19

5-Year historical organic revenue CAGRs:

- U.S. AtriClip ~32%
- U.S. Open Ablation ~11% excluding CryoSPHERE
- U.S. MIS Ablation ~8%
- International ~10%

*2021 Revenue is preliminary and unaudited
**Based on midpoint of 2022 Revenue guidance range

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An Exciting Future Ahead

COMPREHENSIVE PLATFORM OF THERAPIES

for differentiated population of Afib patients

Surgical Ablation || AtriClip

ACCELERATING GROWTH IN EP LANDSCAPE

Hybrid AF Therapy

EXPANDING WITH PAIN MANAGEMENT

Cryo Nerve Block

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Thank You! © 2022 AtriCure, Inc. All rights reserved.19

Supplemental Information References for any comments, statistics, or figures in this presentation are available upon request. © 2022 AtriCure, Inc. All rights reserved. 20

Key Investment Rationale © 2022 AtriCure, Inc. All rights reserved. Large Markets Addressing an underserved and growing patient population • Approximately 33 million Atrial Fibrillation patients globally, with majority having advanced forms of the disease1 • Multibillion dollar annual market opportunity • Current standard of care for intervention (catheter ablation) does not adequately address the most advanced forms of the disease Strong Portfolio Existing products and solutions driving consistent growth • Strong history of double-digit revenue growth, driven by great products, clinical evidence, commitment to education, and societal guideline support • Only PMA product for the concomitant surgical treatment of Afib • The AtriClip device is the most widely used Left Atrial Appendage device with over 300,000 sold to date • Diverse and expanding product portfolio from internal development and acquisitions Bright Future Novel therapies supported by growing body of clinical evidence • Only PMA product for treatment of LS persistent Afib with Hybrid AF Therapy • Growing pain management business to address pain associated with surgery • Early in market development process – evolution to minimally invasive therapies expected to drive growth, diversifying and accelerating in 2022 and beyond 21

COVID-19 Response

Positioning AtriCure for long-term growth

Health & Safety

Provide a safe work environment for our employees

- Enabling employees to work remotely and implementing hybrid workplans
- Providing personal protection and other measures to ensure the safety of those working in our offices and with customers
- Limiting non-essential travel

Maintaining Operations

Deliver products and support to our customers

- Maintaining manufacturing, assembly, fulfillment – modified to adhere to safety recommendations
- Continuing case coverage support
- Utilizing online and mobile training venues to educate our customers

While our plans will continue to evolve in response to changes caused by the COVID-19 pandemic, we remain committed to the AtriCure Team and to the execution of our strategic initiatives.

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US Concomitant Market Opportunity

Estimated Afib Opportunity in Cardiac Surgery	
Annual Cardiac Surgeries[13]	300,000
Pre-Operative Afib Rate[11]	~28%
Cardiac Opportunity – Pre-Op Afib	85,000
ASP Mix (Ablation and Appendage Management)[14]	$4,500
Open Cardiac Surgery Opportunity – Afib	$382M

Estimated Non-Afib Opportunity in Cardiac Surgery	
Annual Cardiac Surgeries	300,000
Pre-Operative Non-Afib Rate	~72%
Cardiac Opportunity – Pre-Op Afib	215,000
ASP Mix (Appendage Management ONLY)[14]	$1,750
Open Cardiac Surgery Opportunity – Non-Afib	$376M

- US annual cardiac surgery volume steady over the past 5 years with shifts in procedure types[10]
- Pre-Op Afib occurs frequently in cardiac surgery patients[11]
- New onset Post-Op Afib is a well-documented complication of cardiac surgery, even if patients do not present with pre-op Afib[12]

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US Standalone Market Opportunity



Estimated Standalone Afib Opportunity	2020	Projected 2025
Long-standing Persistent Afib Catheter Ablation[17]	25,000	45,000
ASP Mix (Ablation + Appendage Management)[14]	$15,000	$15,000
Immediate Standalone Afib Opportunity	$375M	$675M
Additional penetration Long-standing Persistent Afib patients (estimated at 5% penetration)	150,000	175,000
ASP Mix (Ablation + Appendage Management)[14]	$15,000	$15,000
Incremental Standalone Afib Opportunity (estimated at 5% penetration)	$2B+	$3B+

Market opportunity in analysis at left considers:

- Addition of ablation and LAAM to existing catheter ablation procedures
  - Catheter ablation procedures have grown 10-15% annually[15]
- Incremental penetration of advanced Afib patient population
  - Today, long-standing persistent Afib population represents more than 3 million patients in the United States, expected to grow to more than 4.4 million by 2025[16]
- ASP Mix reflects both ablation and AtriClip

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CONVERGE Overview

SUPERIORITY TRIAL designed to support FDA approval of the EPi-Sense device

Achieved statistical superiority for primary endpoints

STUDY DESIGN

Summary
Multi-center, prospective, open label randomized 2:1 (Hybrid Convergent procedure vs endocardial catheter ablation) pivotal study

Number of Subjects and Sites
153 subjects
27 sites (25 US and 2 OUS)

Study Duration
12 month and 18 month monitoring, then 3 and 5 year follow-up of all subjects

PRIMARY ENDPOINTS

Effectiveness
Primary efficacy endpoint is success or failure to be AF/AT/AFL-free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit

Safety
Predetermined performance goal for the study is 12% freedom from MAE's as adjudicated by the CEC for the procedural to 30-day post procedure time period

CONVERGE Clinical Trial

HIGHLIGHTS

- Completed enrollment August 2018
- Data released at virtual Heart Rhythm Society (HRS) conference May 2020
- PMA submission seeking approval for treatment of long-standing persistent Afib November 2020
- Trial results published in Circulation: Arrhythmia and Electrophysiology November 2020
- Long-standing persistent Afib patient sub-group analysis presented at 26th Annual Atrial Fibrillation (AF) Symposium January 2021 and 14th Annual Western AF Symposium February 2021
- FDA approval of EPi-Sense System for treatment of long-standing persistent Afib April 2021

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Hybrid AF Therapy: the Convergent Procedure © 2022 AtriCure, Inc. All rights reserved.26

The Cox-Maze IV Procedure © 2022 AtriCure, Inc. All rights reserved.27

References and Abbreviations © 2022 AtriCure, Inc. All rights reserved. 28 Note Reference 1 Worldwide Epidemiology of Atrial Fibrillation: A Global Burden of Disease 2010 Study 2 The American Journal of Cardiology (2013), 112: 1142-1147 3 Lifetime risk for development of atrial fibrillation. Circulation, 110 (2004): 1042-1046. doi: 10.1161/01.CIR.0000140263.20897.42 4 J Geriatr Cardiol. 2016 Oct; 13(10): 880–882, doi: 10.11909/j.issn.1671-5411.2016.10.004 5 Santhanakrishnan R et al., “AF Begets Heart Failure and Vice Versa,” Circulation, 133 (2016):484-492 6 Odutayo, A. et al. (2016). Atrial fibrillation and risks of cardiovascular disease, renal disease, and deaths systematic review and meta analysis. BMJ 2016; 354:i4482 7 The Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation 8 IFU for EPi-Sense® Guided Coagulation System Data: PMA# P200002 9 The Society of Thoracic Surgeons, Current News Release (1/30/2018): 1 in 7 Lung Surgery Patients at Risk for Opioid Dependence 10 STS Adult Cardiac Surgery Database, 2018/2019 Harvest Executive Summary 11 McCarthy, P.M. et al. (2019). Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J Thorac Cardiovasc Surg, PII: S0022-5223(19)31361-3, DOI: 10.1016/J.JTCVS.2019.06.062. 12 Lin et al, Stroke 2019 Jun; 50(6):1364-1371. doi: 10.1161/STROKEAHA.118.023921. Epub 2019 May 2. 13 Harvested from data previously available through the Society of Thoracic Surgeons 14 Average Selling Prices (ASPs) are management estimates based on a mix of products used for the various procedures 15 Estimated based on various catheter company presentations 16 Medical management estimate: Colilia, et al. Estimates of Current and Future Incidence and Prevalence of Atrial Fibrillation in the U.S. Adult Population. Am Journal of Cardiology 2013, 112: 1142-1147 Persistent patient estimate: Berisso et al Epidemiology of atrial fibrillation: European perspective Clin Epidemiol. 2014; 6: 213–220 17 Estimated based on Advisory Board data, along with various scientific presentations Key Abbreviations Afib or AF Atrial Fibrillation AA Atrial Arrythmia AAD Anti-Arrhythmic Drugs AFL Atrial Flutter AT Atrial Tachycardia CABG Coronary Artery Bypass Graft CEC Clinical Events Committee EP Electrophysiologist FDA Food & Drug Administration LAA Left Atrial Appendage LAAM LAA Management LS Long-standing MAE Material Adverse Event PMA Pre-Market Approval RF Radio Frequency